Exhibit 8(b)

TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT

dated as of

November 21, 2007

among

the Borrowers party hereto,

the Banks party hereto,

The Bank of New York,
State Street Bank and Trust Company,
Citibank, N.A., and
HSBC Bank USA, N.A.,
as Syndication Agents,

and

JPMorgan Chase Bank,
N.A., as Administrative Agent

Arranged by

J.P. Morgan Securities
Inc., as Sole Lead Arranger and Sole Bookrunner
related to the Credit Agreement dated as of November 22, 2006

        THIS TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “TRR Agreement”), dated as of November 21, 2007 among certain borrowers set forth on the signature pages hereto (each, a “Borrower”), the various financial institutions parties to this TRR Agreement (collectively, the “Banks”), The Bank of New York, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as syndication agents, and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”).

        WHEREAS, certain of the Borrowers, certain of the Banks, the Administrative Agent and various other agents entered into a Credit Agreement dated as of November 22, 2006 (as such Credit Agreement has been and may be terminated, replaced and restated, amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”; terms defined in the Original Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

        WHEREAS, the Original Credit Agreement is to be terminated as provided herein, and the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1: TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the conditions set forth in Section 2 hereof:

        1.1   The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement identical in form and substance to the Original Credit Agreement except as expressly set forth below (the “New Credit Agreement”).

        1.2   The heading of the New Credit Agreement shall read as follows:

“THIS CREDIT AGREEMENT, dated as of November 21, 2007, is made by and among each of the investment companies, and to the extent any Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, each Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, as are or may become party hereto listed on the signature pages hereto or hereafter added hereto, the various banks as are or may become party hereto (collectively, the “Banks”), The Bank of New York, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as syndication agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks.”

        1.3   Definitions. Section 1.1 of the New Credit Agreement is hereby amended so that the following definitions read in their entirety as stated below:

“Borrower” means each Person that is a signatory hereto as a Borrower and each series or class of shares of a Delaware LLC, a Trust or a Maryland corporation which constitutes a “series” under the Act, which is a signatory to this Agreement or which becomes a signatory to this Agreement as a Borrower following the approval of all the Banks.

“Effective Date” means November 21, 2007.

“Organization Documents” means, for any Borrower that is a Delaware LLC or a series of a Delaware LLC, the certificate of formation and the operating or limited liability company agreement, for any Borrower that is a Trust or a series of a Trust, the Trust Agreement, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such Trust, and for any Borrower that is a Maryland corporation or a series of a Maryland corporation, the articles of incorporation and bylaws of such Maryland corporation.

“Termination Date” means November 19, 2008, or such earlier date on which the Commitments shall terminate as provided herein, provided that the Termination Date (and each Bank’s Commitment to make Loans hereunder) may be extended in accordance with Section 2.6 hereof.

        1.4   Section 1.1 of the New Credit Agreement is hereby amended so that the following definition is added thereto to read as follows:

“Delaware LLC” means each investment company listed on the signature pages hereto as a Delaware limited liability company.

        1.5   Sections 1.3 and 1.4 of the New Credit Agreement are hereby amended to read in their entirety as follows:

“1.3 Assumptions Regarding Structure. The parties acknowledge and agree that with respect to certain Delaware LLCs, Trusts and Maryland corporations, such Delaware LLCs, Trusts and Maryland corporations are comprised of one or more separate Borrowers and that such Borrowers are not separately existing legal entities entitled to enter into contractual agreements or to execute instruments, and for these reasons, the relevant Delaware LLCs, Trusts or Maryland corporations are executing this Agreement on behalf of their specified respective Borrowers.”

“1.4 Authority of Adviser; Adviser Disclaimer. Each of the Borrowers hereby confirms that the Adviser and the employees of the Adviser designated by such Borrower as its agents have been duly authorized to act on behalf of such Borrower for purposes of this Agreement and to take all actions which such Borrower is entitled or required to take hereunder or thereunder, including, without limitation, requesting the making or conversion of Loans on behalf of a Borrower pursuant to Section 2, reducing or terminating the Commitments as to one or more Borrowers, and executing and delivering any and all certificates, reports, financial information and notices required to be delivered to the Administrative Agent hereunder. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the parties hereto acknowledge and

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agree that (a) in taking any such action hereunder, the Adviser is acting solely in its capacity as investment adviser for a Borrower and not in its individual capacity, (b) neither the Adviser nor any of its officers, employees or agents (with the Adviser, collectively, “Adviser Persons”) shall have any liability whatsoever for any action taken or omitted to be taken by any of them in connection with this Agreement nor shall any of them be bound by or liable for any indebtedness, liability or obligation hereunder and (c) neither the Adviser nor any Adviser Person shall be responsible in any manner to the Administrative Agent or the Banks for the truth, completeness or accuracy of any statement, representation, warranty or certification contained in this Agreement, any other Loan Document or in any information, report, certificate or other document furnished by the Adviser on behalf of any Delaware LLC, Trust, Maryland corporation or Borrower in connection with this Agreement.”

        1.6   Section 2.14, Articles IV and V of the New Credit Agreement are hereby amended so that (a) each place where the words “to the extent such Borrower is a series of a Trust or a Maryland corporation” or the words “to the extent the Borrower is a series of a Trust or a Maryland corporation” appear are to read as follows “to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation”, (b) each place where the words “such Trust or Maryland corporation” or “such Trust or such Maryland corporation” appear are to read as follows “such Delaware LLC, such Trust or such Maryland corporation”, and (c) each place where the words “that Trust or Maryland corporation” appear are to read as follows “that Delaware LLC, Trust or Maryland corporation”.

        1.7   New Borrowers. Each of (i) BlackRock Funds II, not in its individual capacity, but on behalf of each series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (collectively, the “New Fund II Borrowers”); and (ii) BlackRock Bond Allocation Target Shares, not in its individual capacity, but on behalf of each series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (collectively with the New Fund II Borrowers, the “New Borrowers”), by its execution of this TRR Agreement hereby, agrees, represents and warrants solely with respect to itself that, as of the date hereof and after giving effect hereto:

(a) each New Borrower on whose behalf it acts shall be a Borrower under the New Credit Agreement;

(b) each New Borrower on whose behalf it acts shall be bound by the terms and conditions of the New Credit Agreement as a Borrower;

(c) the representations and warranties set forth in Article IV of the New Credit Agreement with respect to each New Borrower on whose behalf it acts are true and correct;

(d) each New Borrower on whose behalf it acts is in compliance in all material respects with all of the terms and provisions set forth in the New Credit Agreement on its part to be observed or performed; and

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(e) no Default or Event of Default with respect to any New Borrower on whose behalf it acts has occurred and is continuing.

        1.8   Schedule 1. Schedule 1 to the New Credit Agreement is hereby amended to read as set forth as Schedule 1 to this TRR Agreement.

        1.9   Schedule 4.9. Schedule 4.9 to the New Credit Agreement is hereby amended to read as set forth as Schedule 4.9 to this TRR Agreement.

        1.10   Schedule 5.20. Schedule 5.20 to the New Credit Agreement is hereby amended to read as set forth as Schedule 5.20 to this TRR Agreement.

        1.11   Schedule 8.7. Schedule 8.7 to the New Credit Agreement is hereby amended to read as set forth as Schedule 8.7 to this TRR Agreement.

SECTION 2: CONDITIONS PRECEDENT. This TRR Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

        2.1   Receipt of Amendment. This TRR Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

        2.2   Receipt of Other Documents. The Administrative Agent shall have received from each New Borrower a manually signed certificate from the Secretary of such New Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of this TRR Agreement, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized Signatories of such New Borrower, and (ii) certifying and attaching copies of (A) such New Borrower’s Organization Documents as then in effect, (B) duly authorized resolutions of such New Borrower’s board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of such New Borrower and (D) all amendments to such New Borrower’s investment objectives, policies and restrictions since the date of such Prospectus.

        2.3   Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers who are not New Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

        2.4   Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this TRR Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this TRR Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

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(a) the representations and warranties with respect to such Borrower set forth in Article IV of the New Credit Agreement, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

        2.5   Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

SECTION 3: CONDITION SUBSEQUENT. Each Borrower that is a Maryland corporation or series of a Maryland corporation hereby agrees as follows:

                Maryland Authorization Opinion. The Administrative Agent shall receive, no later than 60 days after the date hereof, from such Borrower that is a Maryland corporation or a series of a Maryland corporation, an opinion of counsel to such Borrower covering due authorization of this TRR Agreement in form and substance reasonably satisfactory to the Administrative Agent.

Until the satisfaction of the Condition Subsequent above, such Borrower will not be allowed to borrow pursuant to the New Credit Agreement. Failure to satisfy the Condition Subsequent above by the date set forth therein shall be an immediate Event of Default under the New Credit Agreement with respect to such Borrower. The Administrative Agent shall give prompt notice to the Banks of the satisfaction of, or failure to satisfy by the date set forth therein, the above Condition Subsequent by such Borrower and shall deliver to the Banks copies of any opinions of counsel received pursuant thereto.

SECTION 4: REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this TRR Agreement, each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

        4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, of this TRR Agreement is within such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s limited liability company, trust or corporate powers, as the case may be, have been duly authorized by all necessary limited liability company, trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC, Trust or such Maryland corporation, and do not:

(a) conflict with such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s Organization Documents;

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(b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s assets.

        4.2   Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this TRR Agreement by such Borrower, or to the extent Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation.

        4.3   Validity, etc. This TRR Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 5: MISCELLANEOUS.

        5.1 Effectiveness. Until the occurrence of the earlier to occur of the date of effectiveness of this TRR Agreement as provided in Section 2 hereof and the Termination Date (as defined in the Original Credit Agreement), the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein. Upon the effectiveness hereof, all rights and obligations of the parties shall be as set forth in the New Credit Agreement (except that any provision of the Original Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

        5.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this TRR Agreement.

        5.3 Severability. Any provision of this TRR Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this TRR Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        5.4 Headings. The various headings of this TRR Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this TRR Agreement or any provisions hereof.

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        5.5 Execution in Counterparts. This TRR Agreement may be executed by the parties hereto in several counterparts (including by facsimile or other reliable electronic transmission), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        5.6 Governing Law. THIS TRR AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        5.7 Successors and Assigns. This TRR Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of this page intentionally left blank; signature pages to follow.]

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                IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.
By: _________________________________
Name: Title:

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BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

Accepted and agreed to as of the date first above written:

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.

BLACKROCK BOND FUND, INC., on behalf of the following series:
*High Income Portfolio
BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.

BLACKROCK FOCUS VALUE FUND, INC.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

BLACKROCK GLOBAL GROWTH FUND, INC.

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK TECHNOLOGY FUND, INC. (formerly known as BLACKROCK GLOBAL TECHNOLOGY FUND, INC.)

BLACKROCK HEALTHCARE FUND, INC.

BLACKROCK LATIN AMERICA FUND, INC.

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC., on behalf of the following series:
*BlackRock Mid Cap Value Opportunities Fund

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series
*BlackRock High Yield Municipal Fund *BlackRock Municipal Insured Fund *BlackRock National Municipal Fund *BlackRock Short-Term Municipal Fund

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

BLACKROCK PACIFIC FUND, INC.

BLACKROCK SERIES FUND, INC., on behalf of each of the following series:
*BlackRock Balanced Capital Portfolio
*BlackRock Bond Portfolio
*BlackRock Fundamental Growth Portfolio
*BlackRock Global Allocation Portfolio
*BlackRock High Income Portfolio
*BlackRock Government Income Portfolio
*BlackRock Large Cap Core Portfolio

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.

BLACKROCK WORLD INCOME FUND, INC.

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:
*BlackRock Balanced Capital V.I. Fund
*BlackRock Basic Value V.I. Fund
*BlackRock Bond V.I. Fund
*BlackRock Fundamental Growth V.I. Fund
*BlackRock Global Allocation V.I. Fund
*BlackRock Global Growth V.I. Fund
*BlackRock Government Income V.I. Fund
*BlackRock High Income V.I. Fund
*BlackRock S&P 500 Index V.I. Fund
*BlackRock International Value V.I. Fund
*BlackRock Large Cap Core V.I. Fund
*BlackRock Large Cap Growth V.I. Fund
*BlackRock Large Cap Value V.I. Fund
*BlackRock Utilities and Telecommunications V.I. Fund
*BlackRock Value Opportunities V.I. Fund

FDP SERIES INC., on behalf of each of the following series:
*Franklin Templeton Total Return FDP Fund *Marsico Growth FDP Fund *MFS Research International FDP Fund *Van Kampen Value FDP Fund

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series:
*BlackRock California Insured Municipal Bond Fund

BLACKROCK EQUITY DIVIDEND FUND

BLACKROCK EUROFUND

BLACKROCK FUNDS, on behalf of each of the following series:
*BlackRock All-Cap Global Resources Portfolio
*BlackRock Asset Allocation Portfolio
*BlackRock Aurora Portfolio
*BlackRock Exchange Portfolio
*BlackRock Global Opportunities Portfolio
*BlackRock Global Resources Portfolio
*BlackRock Global Science & Technology Opportunities Portfolio
*BlackRock Health Sciences Opportunities Portfolio
*BlackRock Index Equity Portfolio
*BlackRock International Opportunities Portfolio
*BlackRock International Value Fund
*BlackRock Capital Appreciation Portfolio
*BlackRock Mid-Cap Growth Portfolio
*BlackRock Mid-Cap Value Portfolio
*BlackRock Small Cap Core Portfolio
*BlackRock Small Cap Growth Portfolio
*BlackRock Small Cap Value Portfolio
*BlackRock Small/Mid-Cap Growth Portfolio
*BlackRock U.S. Opportunities Portfolio

BLACKROCK FUNDS II, on behalf of each of the following series:
*BlackRock AMT-Free Municipal Bond Portfolio
*BlackRock Delaware Municipal Bond Portfolio
*BlackRock Enhanced Income Portfolio
*BlackRock GNMA Portfolio
*BlackRock Government Income Portfolio
*BlackRock High Yield Bond Portfolio
*BlackRock Inflation Protected Bond Portfolio

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

*BlackRock Intermediate Bond Portfolio II
*BlackRock Intermediate Government Bond Portfolio
*BlackRock International Bond Portfolio
*BlackRock Kentucky Municipal Bond Portfolio
*BlackRock Low Duration Bond Portfolio
*BlackRock Managed Income Portfolio
*BlackRock Ohio Municipal Bond Portfolio
*BlackRock Strategic I Portfolio
*BlackRock Total Return Portfolio II

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:
*BlackRock Florida Municipal Bond Fund *BlackRock New Jersey Municipal Bond Fund *BlackRock New York Municipal Bond Fund *BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series:
*BlackRock Intermediate Municipal Fund

BLACKROCK NATURAL RESOURCES TRUST

Delaware Statutory Trusts:

BLACKROCK GLOBAL DYNAMIC EQUITY FUND

BLACKROCK PRINCIPAL PROTECTED TRUST, on behalf of each of the following series:
*BlackRock Basic Value Principal Protected Fund *BlackRock Fundamental Growth Principal Protected Fund

MANAGED ACCOUNT SERIES, on behalf of:
*Global SmallCap Portfolio *High Income Portfolio *Mid Cap Value Opportunities Portfolio *U.S. Mortgage Portfolio

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

Delaware Limited Liability Companies:

BLACKROCK MASTER LLC (formerly BlackRock Master Trust), on behalf of each of the following series:
*BlackRock Master International Portfolio *BlackRock Master Small Cap Growth Portfolio

GLOBAL FINANCIAL SERVICES MASTER LLC (formerly Global Financial Services Master Trust), on behalf of the following series:
*Global Financial Services Portfolio

MASTER BASIC VALUE LLC (formerly Master Basic Value Trust)

MASTER COMMODITY STRATEGIES LLC (formerly Master Real Investment Trust)

MASTER FOCUS TWENTY LLC (formerly Master Focus Twenty Trust)

MASTER LARGE CAP SERIES LLC (formerly Master Large Cap Series Trust), on behalf of each of the following series:
*Master Large Cap Core Portfolio *Master Large Cap Growth Portfolio *Master Large Cap Value Portfolio

MASTER SENIOR FLOATING RATE LLC (formerly Master Senior Floating Rate Trust)

MASTER VALUE OPPORTUNITIES LLC (formerly Master Value Opportunities Trust)

QUANTITATIVE MASTER SERIES LLC (formerly Quantitative Master Series Trust), on behalf of each of the following series:
*Master Core Bond Enhanced Index Series (formerly known as Master Aggregate Bond Index Series) *Master Enhanced International Series *Master Enhanced S&P 500 Series

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

*Master Enhanced Small Cap Series *Master Extended Market Index Series *Master International Index Series *Master MidCap Index Series *Master S&P 500 Index Series *Master SmallCap Index Series

SHORT TERM BOND MASTER LLC (formerly Short Term Bond Master Trust), on behalf of the following series:
*BlackRock Short Term Bond Fund

MASTER BOND LLC (formerly Master Bond Trust), on behalf of the following series:
*Master Total Return Portfolio (formerly known as Master Core Bond Portfolio)

New Borrowers: Massachusetts Business Trust:

BLACKROCK FUNDS II, on behalf of each of the following series:
*Life Cycle Prepared Portfolio 2045
*Life Cycle Prepared Portfolio 2010
*Life Cycle Prepared Portfolio 2050
*Life Cycle Prepared Portfolio 2035
*Life Cycle Prepared Portfolio 2030
*Life Cycle Prepared Portfolio 2020
*Life Cycle Prepared Portfolio 2040
*Life Cycle Prepared Portfolio 2015
*Life Cycle Prepared Portfolio 2025
*Prepared Portfolios - Conservative Prepared Portfolios
*Prepared Portfolios - Aggressive Prepared Portfolios
*Prepared Portfolios - Moderate Prepared Portfolios
*Prepared Portfolios - Growth Prepared Portfolios

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

Delaware Statutory Trust:

BLACKROCK BOND ALLOCATION TARGET SHARES, on behalf of each of the following series:
*Bond Allocation Target Shares Series S *Bond Allocation Target Shares Series C *Bond Allocation Target Shares Series M

By: _________________________________
_________________________________ Authorized Signatory

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

THE BANK OF NEW YORK

By:_________________________________
Name: Title:

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

STATE STREET BANK AND TRUST COMPANY

By:_________________________________
Name: Title:

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

CITIBANK, N.A.

By:_________________________________
Name: Title:

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

HSBC BANK USA, N.A.

By:_________________________________
Name: Title:

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

ABN AMRO BANK N.V.

By:_________________________________
Name: Title:

By:_________________________________
Name: Title:

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:_________________________________
Name: Title:

BLACKROCK FUNDS
NOVEMBER 2007 TRR
SIGNATURE PAGE

BROWN BROTHERS HARRIMAN & CO.

By:_________________________________
Name: Title:

Schedule 1

ADDRESSES FOR NOTICES AND
COMMITMENT AMOUNTS

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Attention: Ms. Jeanne Horn

Telephone: (212) 270-9090
Facsimile: (212) 270-0670

and

111 Fannin Street, 10th Floor
Houston, TX 77002-6925
Attention: Candice Grayson

Commitment Amount: $100,000,000 Commitment Percentage: 20%

The Bank of New York One Wall Street New York, NY 10286 Attention: Mr. Andrew S. Demko Telephone: 212-635-6872 Facsimile: 212-809-9566	Commitment Amount: $92,500,000 Commitment Percentage: 18.5%

State Street Bank and Trust Company
Mutual Fund Lending
Lafayette Corporate Center
2 Avenue de Lafayette
2nd Floor
Boston, MA 02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282
Facsimile: 617-662-2325

Commitment Amount: $77,500,000 Commitment Percentage: 15.5%

Sch. 1 - 1

Citibank, N.A. 388 Greenwich St., 23rd Fl New York, NY 10013 Attention: Mr. Alexander Duka Telephone: 212-816-3260 Facsimile: 212-816-4143	Commitment Amount: $77,500,000 Commitment Percentage: 15.5%

HSBC Bank USA 452 5th Avenue 25th Floor New York, NY 10018 Attention: Mr. Paul Lopez Telephone: 212-525-6662 Facsimile: 212-525-8370	Commitment Amount: $77,500,000 Commitment Percentage: 15.5%

Sch. 1 - 2

ABN AMRO Bank N.V.

Notices related to commitments, covenants or extensions of expiry/termination dates:

540 West Madison Street, Suite 2621
Chicago, IL 60661
Attn: Credit Administration
E-Mail: irene.joseph@abnamro.com
FAX: 312-992-5111

55 East 52nd St.
New York, NY 10055
Attn: Michael DeMarco
E-Mail: michael.demarco@abnamro.com
FAX: 212-409-6434

Notices related to Financial Information and Reporting Requirements:

55 East 52nd St.
New York, NY 10055
Attn: Michael DeMarco
E-Mail: michael.demarco@abnamro.com
FAX: 212-409-6434

Notices related to Loans, Interest and Fees:

540 West Madison Street, Suite 2100
Chicago, IL 60661
Attn: Loan Administration
Telephone: (312) 992-5150
E-Mail: cpu.team.b@abnamro.com
FAX: (312) 992-5155

Commitment Amount: $25,000,000 Commitment Percentage: 5%

Bank of America, N.A. 335 Madison Avenue 5th Floor New York, NY 10017 Attention: Ms. Maryanne Fitzmaurice Telephone: 212-503-8343 Facsimile: 212-503-7027	Commitment Amount: $25,000,000 Commitment Package: 5%

Sch. 1 - 3

Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Attention: Mr. Michael McDonald Telephone: 617-772-1364 Facsimile: 617-772-1138	Commitment Amount: $25,000,000 Commitment Percentage: 5%

Sch. 1 - 4

BORROWERS WITH LESS THAN 25% OF ASSETS IN MARGIN STOCK

Master Senior Floating Rate LLC (f/k/a Master Senior Floating Rate Trust)

BlackRock California Municipal Series Trust,
on behalf of the following series:
*BlackRock California Insured Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust,
on behalf of each of the following series:
*BlackRock Florida Municipal Bond Fund
*BlackRock New Jersey Municipal Bond Fund
*BlackRock New York Municipal Bond Fund
*BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.,
on behalf of each of the following series:
*BlackRock High Yield Municipal Fund
*BlackRock Municipal Insured Fund
*BlackRock National Municipal Fund
*BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust,
on behalf of the following series:
*BlackRock Intermediate Municipal Fund

BlackRock Series Funds, Inc.,
on behalf of the following series:
*BlackRock Government Income Portfolio

BlackRock Variable Series Funds, Inc.,
on behalf of the following series:
*BlackRock Government Income V.I. Fund

Sch. 4.9 - 1

Schedule 5.20

LIST OF CUSTODIANS

NAME OF BORROWER	NAME OF CUSTODIAN*

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.	BONY

BLACKROCK BOND FUND, INC., on behalf of the following series: *High Income Portfolio	State Street

BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.	Brown Brothers

BLACKROCK FOCUS VALUE FUND, INC.	JPMorgan Chase

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.	JPMorgan Chase

BLACKROCK GLOBAL ALLOCATION FUND, INC.	Brown Brothers

BLACKROCK GLOBAL GROWTH FUND, INC.	State Street

BLACKROCK GLOBAL SMALLCAP FUND, INC.	Brown Brothers

BLACKROCK TECHNOLOGY FUND, INC.	Brown Brothers

BLACKROCK HEALTHCARE FUND, INC.	JPMorgan Chase

BLACKROCK LATIN AMERICA FUND, INC.	Brown Brothers

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC., on behalf of the following series: *BlackRock Mid Cap Value Opportunities Fund	BONY

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series:
      *BlackRock High Yield Municipal Fund
      *BlackRock Municipal Insured Fund
      *BlackRock National Municipal Fund
      *BlackRock Short-Term Municipal Fund

All BONY

Sch. 5.20 - 1

BLACKROCK PACIFIC FUND, INC.	Brown Brothers

BLACKROCK SERIES FUND, INC., on behalf of each of the following series:
      *BlackRock Balanced Capital Portfolio
      *BlackRock Bond Portfolio
      *BlackRock Fundamental Growth Portfolio
      *BlackRock Global Allocation Portfolio
      *BlackRock High Income Portfolio
      *BlackRock Government Income Portfolio
      *BlackRock Large Cap Core Portfolio

All BONY, except as otherwise indicated. Brown Brothers

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JPMorgan Chase

BLACKROCK WORLD INCOME FUND, INC.	State Street

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:
      *BlackRock Balanced Capital V.I. Fund
      *BlackRock Basic Value V.I. Fund
      *BlackRock Bond V.I. Fund
      *BlackRock Fundamental Growth V.I. Fund
      *BlackRock Global Allocation V.I. Fund
      *BlackRock Global Growth V.I. Fund
      *BlackRock Government Income V.I. Fund
      *BlackRock High Income V.I. Fund
      *BlackRock S&P 500 Index V.I. Fund
      *BlackRock International Value V.I. Fund
      *BlackRock Large Cap Core V.I. Fund
      *BlackRock Large Cap Growth V.I. Fund
      *BlackRock Large Cap Value V.I. Fund
      *BlackRock Utilities and Telecommunications V.I. Fund
      *BlackRock Value Opportunities V.I. Fund

All BONY, except as otherwise indicated. Brown Brothers Brown Brothers Brown Brothers

FDP SERIES INC., on behalf of each of the following series: *Franklin Templeton Total Return FDP Fund *Marsico Growth FDP Fund *MFS Research International FDP Fund *Van Kampen Value FDP Fund	All Brown Brothers

Sch. 5.20 - 2

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series: *BlackRock California Insured Municipal Bond Fund	BONY

BLACKROCK EQUITY DIVIDEND FUND	State Street

BLACKROCK EUROFUND	Brown Brothers

BLACKROCK FUNDS, on behalf of the following series:
      *BlackRock All-Cap Global Resources Portfolio
      *BlackRock Asset Allocation Portfolio
      *BlackRock Aurora Portfolio
      *BlackRock Exchange Portfolio
      *BlackRock Global Opportunities Portfolio
      *BlackRock Global Resources Portfolio
      *BlackRock Global Science & Technology Opportunities      Portfolio
      *BlackRock Health Sciences Opportunities Portfolio
      *BlackRock Index Equity Portfolio
      *BlackRock International Opportunities Portfolio
      *BlackRock International Value Fund
      *BlackRock Capital Appreciation Portfolio
      *BlackRock Mid-Cap Growth Portfolio
      *BlackRock Mid-Cap Value Portfolio
      *BlackRock Small Cap Core Portfolio
      *BlackRock Small Cap Growth Portfolio
      *BlackRock Small Cap Value Portfolio
      *BlackRock Small/Mid-Cap Growth Portfolio
      *BlackRock U.S. Opportunities Portfolio

All PFPC

Sch. 5.20 - 3

BLACKROCK FUNDS II, on behalf of each of the following series:
     *Life Cycle Prepared Portfolio 2045
     *Life Cycle Prepared Portfolio 2010
     *Life Cycle Prepared Portfolio 2050
     *Life Cycle Prepared Portfolio 2035
     *Life Cycle Prepared Portfolio 2030
     *Life Cycle Prepared Portfolio 2020
     *Life Cycle Prepared Portfolio 2040
     *Life Cycle Prepared Portfolio 2015
     *Life Cycle Prepared Portfolio 2025
     *Prepared Portfolios - Conservative Prepared Portfolios
     *Prepared Portfolios - Aggressive Prepared Portfolios
     *Prepared Portfolios - Moderate Prepared Portfolios
     *Prepared Portfolios - Growth Prepared Portfolios

All PFPC

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST,
on behalf of each of the following series:
      *BlackRock Florida Municipal Bond Fund
      *BlackRock New Jersey Municipal Bond Fund
      *BlackRock New York Municipal Bond Fund
      *BlackRock Pennsylvania Municipal Bond Fund

All State Street

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series: *BlackRock Intermediate Municipal Fund	State Street

BLACKROCK NATURAL RESOURCES TRUST	BONY

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET SHARES, on behalf of each of the following series:
     *Bond Allocation Target Shares Series S
     *Bond Allocation Target Shares Series C
     *Bond Allocation Target Shares Series M
     *Blackrock Large Cap Core Plus
     *BlackRock Long Duration Bond Portfolio

All PFPC

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	Brown Brothers

Sch. 5.20 - 4

BLACKROCK PRINCIPAL PROTECTED TRUST, on behalf of each of the following series: *BlackRock Basic Value Principal Protected Fund *BlackRock Fundamental Growth Principal Protected Fund	All Brown Brothers

MANAGED ACCOUNT SERIES, on behalf of: *Global SmallCap Portfolio *High Income Portfolio *Mid Cap Value Opportunities Portfolio *U.S. Mortgage Portfolio	Brown Brothers State Street Brown Brothers State Street

Delaware LLCs:

BLACKROCK MASTER LLC (f/k/a BLACKROCK MASTER TRUST), on behalf of each of the following series: *BlackRock Master International Portfolio *BlackRock Master Small Cap Growth Portfolio	All Brown Brothers

GLOBAL FINANCIAL SERVICES MASTER LLC (f/k/a GLOBAL FINANCIAL SERVICES MASTER TRUST), on behalf of the following series: *Global Financial Services Portfolio	Brown Brothers

MASTER BOND LLC (f/k/a MASTER BOND TRUST), on behalf of the following series: *Master Total Return Bond Portfolio	State Street

MASTER BASIC VALUE LLC (f/k/a MASTER BASIC VALUE TRUST)	BONY

MASTER FOCUS TWENTY LLC (f/k/a MASTER FOCUS TWENTY TRUST)	BONY

MASTER LARGE CAP SERIES LLC (f/k/a MASTER LARGE CAP SERIES TRUST), on behalf of each of the following series:
      *Master Large Cap Core Portfolio
      *Master Large Cap Growth Portfolio
      *Master Large Cap Value Portfolio

All Brown Brothers

MASTER COMMODITY STRATEGIES LLC (f/k/a MASTER REAL INVESTMENT TRUST)	BONY

MASTER SENIOR FLOATING RATE LLC (f/k/a MASTER SENIOR FLOATING RATE TRUST)	BONY

Sch. 5.20 - 5

MASTER VALUE OPPORTUNITIES LLC (f/k/a MASTER VALUE OPPORTUNITIES TRUST)	BONY

QUANTITATIVE MASTER SERIES LLC
(f/k/a QUANTITATIVE MASTER SERIES TRUST),
on behalf of each of the following series:
      *Master Core Bond Enhanced Index Series
      *Master Enhanced International Series
      *Master Enhanced S&P 500 Series
      *Master Enhanced Small Cap Series
      *Master Extended Market Index Series
      *Master International Index Series
      *Master MidCap Index Series
      *Master S&P 500 Index Series
      *Master SmallCap Index Series

All JPMorgan Chase, except as otherwise indicated State Street State Street State Street

SHORT TERM BOND MASTER TRUST, on behalf of the following series: *BlackRock Short Term Bond Fund	Brown Brothers

*
1. “BONY” = The Bank of New York
2. “Brown Brothers” = Brown Brothers Harriman & Co.
3. “JPMorgan Chase” = JPMorgan Chase Bank, N.A.
4. “State Street” = State Street Bank and Trust Company
5. “PFPC” = PFPC Trust Company

Sch. 5.20 - 6

Schedule 8.7

ADDITIONAL BORROWERS

BlackRock Bond Fund, Inc., on behalf of the following series:
           *BlackRock Large Cap Core Plus

BlackRock Funds II, on behalf of the following series:
           *BlackRock Long Duration Bond Portfolio

Sch. 8.7 - 1